Consolidated Statements of Operations - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2019	Dec. 31, 2018	Dec. 31, 2017
Revenues
Vessel operating revenues	$ 119,967	$ 77,209	$ 27,329
Operating expenses
Voyage expenses	(6,284)	(5,177)	(6,658)
Vessel operating expenses	(22,423)	(20,984)	(29,874)
Administrative expenses	(7,506)	(4,639)	(3,409)
Depreciation	(28,747)	(17,412)	(2)
Operating income/(loss)	55,007	28,997	(12,614)
Other income/(expenses)
Interest income	1,073	607	123
Interest expense	(33,875)	(17,781)	(234)
Write-off of debt issuance costs	(3,388)	0	0
Gain/(loss) on derivatives	(1,555)	0	0
Other financial items	(113)	(54)	2,334
Income/(loss) before tax	17,149	11,769	(10,391)
Income tax (expense)/benefit	(182)	10	(17)
Net income/(loss)	$ 16,967	$ 11,779	$ (10,408)
Earnings/(loss) per share:
Earnings/(loss) per share: Basic and Diluted (in USD per share)	$ 0.31	$ 0.29	$ (0.34)